Income Taxes - Summary of Significant Component of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Net operating loss carryforwards	$ 17,742	$ 7,065	$ 2,475
Depreciation	(1,311)	(983)	(243)
Non-cash share-based compensation	2,328	769	161
Other	329	241	(2)
Total deferred tax assets	19,088	7,092	2,391
Valuation allowance	(19,062)	(7,088)	$ (2,391)	$ (1,342)
Net deferred tax assets	$ 26	$ 4